UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2007
(July 23, 2007)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On July 23, 2007, Brown Shoe Company, Inc. (the “Company”) and certain of its subsidiaries entered into a third amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement, dated as of July 21, 2004, as amended (the “Amended and Restated Credit Agreement”), among the Company, as lead borrower for itself and on behalf of certain of its subsidiaries, and Bank of America, N.A., as administrative agent and collateral agent, and the other financial institutions party thereto, as lenders,

The Amended and Restated Credit Agreement, as in effect prior to the Third Amendment, is described in the Company’s Annual Report on Form 10-K for the year ended February 3, 2007 (File No. 1-2191) under the captions “Management’s Discussion & Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” and “– Contractual Obligations” and in Note 9 to the Company’s consolidated financial statements contained therein.

The Third Amendment amends the Amended and Restated Credit Agreement by, among other things:

•	reducing the commitment fees paid on the unused portion of the facility;
•	enhancing credit given for the inventory component in the calculation of the loan parties’ borrowing base;
•	increasing flexibility concerning Indebtedness and Guarantees of Indebtedness;
•	providing additional flexibility regarding Investments and Restricted Payments

The foregoing description of the Third Amendment, including capitalized terms, is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 10.1d and incorporated herein by reference, and the Amended and Restated Credit Agreement, the copies of which are listed as Exhibits 10.1a, 10.1b and 10.1c hereto and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

See Index to Exhibits herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: July 24, 2007	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
10.1a
Amended and Restated Credit Agreement, dated as of July 21, 2004, among the Company, as lead borrower for itself and on behalf of certain of its subsidiaries, and the financial institutions party thereto, incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated July 21, 2004 and filed July 23, 2004 (File No.1-2191).

10.1b
First Amendment dated as of March 14, 2005, to the Amended and Restated Credit Agreement dated as of July 21, 2004 among the Company, as lead borrower for itself and on behalf of certain of its subsidiaries, and the financial institutions party thereto, incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K dated March 14, 2005 and filed March 14, 2005 (File No.1-2191).

10.1c
Second Amendment dated as of February 14, 2006, to the Amended and Restated Credit Agreement dated as of July 21, 2004 among the Company, as lead borrower for itself and on behalf of certain of its subsidiaries and the financial institutions party thereto, as lenders, incorporated herein by reference to Exhibit 10 to the Company’s Form 8-K dated February 15, 2006 and filed February 15, 2006 (File No.1-2191).

10.1d
Third Amendment to Amended and Restated Credit Agreement dated as of July 23, 2007, among the Company, as lead borrower for itself and on behalf of certain of its subsidiaries and the financial institutions party thereto, as lenders, with respect to the Amended and Restated Credit Agreement dated as of July 21, 2004, as amended.